UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

HER IMPORTS

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

8250 W. Charleston Blvd., Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 8, 2017, the Board of Directors of Her Imports (the “Registrant” or “Company”), notified Marcum LLP (“Marcum”) that it was dismissing Marcum as its independent registered public accounting firm effective immediately.

Since Marcum’s engagement by the Company, Marcum has not completed any interim reviews or issued any reports on the financial statements of the Registrant.

During Marcum’s engagement there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, (ii) financial statement disclosure or auditing scope or procedure, and (iii) reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Marcum with a copy of this disclosure and asked Marcum to furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Registrant will file the letter requested from Marcum, LLP by amendment to this Current Report when provided.

Separately, on June 8, 2017, the Company re-engaged RBSM LLP, the Company’s prior independent registered accounting firm, effective immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Her Imports Registrant

Date: June 9, 2017	By:	/s/ Barry Hall
	Name:	Barry Hall
	Title:	CEO/CFO

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